UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 16, 2009

BETAWAVE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-131651	20-2471683
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

706 Mission Street, 10th Floor, San Francisco, California		94103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 738-8706

GoFish Corporation
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

* Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 16, 2009, the board of directors (the “Board”) of GoFish Corporation (the “Company”) amended the Company’s Non-Qualified Stock Option Plan to increase the total number of shares that may be acquired pursuant to the exercise of options granted under such plan from 69,141,668 shares of common stock to 82,963,169 shares of common stock. This increase was made in connection with the Board's confirmation that certain options that were previously approved by the Board on December 2, 2008 were granted under the Company’s Non-Qualified Stock Option Plan. In addition, the Board terminated certain previously-issued options that were subject to vesting based on the total number of shares issued in connection with the transactions contemplated by the December 2008 Securities Purchase Agreement related to the sale of the Company's Series A preferred stock and related warrants.

Immediately following the actions described above, the Company has options to purchase 86,309,008 shares outstanding under the Company’s stock option plans and 16,724,315 shares of common stock that remain available for future issuance under the Company’s stock incentive plans.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 20, 2009, pursuant to the approval of the Board and the written consent of at least a majority of the outstanding shares of the Company’s capital stock, the Company filed a Certificate of Amendment to the Company’s Amended and Restated Articles of Incorporation (the “Certificate of Amendment”) with the Secretary of State of Nevada to change the name of the Company from “GoFish Corporation” to “Betawave Corporation.”  The Certificate of Amendment became effective upon filing.  The Company intends on notifying FINRA of the name change and expects to receive a new ticker symbol for the Company’s common stock, which is currently quoted on FINRA’s OTC Bulletin Board.  In addition, the Company intends on contacting the CUSIP Service Bureau and expects to receive a new CUSIP number for the Company’s common stock.  A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On January 19, 2009, the Company issued a press release reporting the Company’s relaunch as Betawave Corporation.  The full text of the press release is furnished hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit	Description
3.1	Certificate of Amendment to the Amended and Restated Articles of Incorporation of GoFish Corporation
99.1	Press release issued by GoFish Corporation on January 19, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BETAWAVE CORPORATION (formerly known as GoFish Corporation)

Dated: January 21, 2009	By:	/s/ Tabreez Verjee
Name: Tabreez Verjee
Title: President